Ex. 99.28(m)(1)(iv)

Amendment to JNL Series Trust

Amended and Restated Distribution Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Amended and Restated Distribution Plan, as amended (the “Plan”).

Whereas, the Plan was adopted on July 1, 2017 by the Trust on behalf of the funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, a fund merger, and fund name changes for certain funds, as outlined below, effective June 24, 2019 (collectively, the “Fund Changes”):

New Funds

1)	JNL/AQR Large Cap Defensive Style Fund;
2)	JNL/BlackRock Advantage International Fund;
3)	JNL/DFA International Core Equity Fund;
4)	JNL/RAFI® Fundamental U.S. Small Cap Fund; and
5)	JNL/RAFI® Multi-Factor U.S. Equity Fund.

Fund Merger

1)	JNL/Mellon Capital 10 x 10 Fund to merge into the JNL/Mellon Capital Index 5 Fund.

Fund Name Changes

1)	JNL/AB Dynamic Asset Allocation Fund change to JNL/JPMorgan Global Allocation Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2)	JNL/Franklin Templeton Founding Strategy Fund change to JNL/Franklin Templeton Growth Allocation Fund (in connection with an investment sub-adviser appointment, as approved by the Board);
3)	JNL/Goldman Sachs Core Plus Bond Fund change to JNL/Fidelity Institutional Asset Management® Total Bond Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
4)	JNL/Mellon Capital European 30 Fund change to JNL/RAFI® Fundamental Europe Fund;
5)	JNL/Mellon Capital Pacific Rim 30 Fund change to JNL/RAFI® Fundamental Asia Developed Fund;
6)	JNL/Mellon Capital Index 5 Fund change to JNL/Mellon Index 5 Fund;
7)	JNL/Mellon Capital Bond Index Fund change to JNL/Mellon Bond Index Fund;
8)	JNL/Mellon Capital Emerging Markets Index Fund change to JNL/Mellon Emerging Markets Index Fund;
9)	JNL/Mellon Capital MSCI KLD 400 Social Index Fund change to JNL/Mellon MSCI KLD 400 Social Index Fund;
10)	JNL/Mellon Capital International Index Fund change to JNL/Mellon International Index Fund;
11)	JNL/Mellon Capital S&P 500 Index Fund change to JNL/Mellon S&P 500 Index Fund;
12)	JNL/Mellon Capital S&P 400 MidCap Index Fund change to JNL/Mellon S&P 400 MidCap Index Fund;
13)	JNL/Mellon Capital Small Cap Index Fund change to JNL/Mellon Small Cap Index Fund;
14)	JNL/Mellon Capital Utilities Sector Fund change to JNL/Mellon Utilities Sector Fund;
15)	JNL/Mellon Capital S&P 1500 Growth Index Fund change to JNL/Mellon S&P 1500 Growth Index Fund;
16)	JNL/Mellon Capital S&P 1500 Value Index Fund change to JNL/Mellon S&P 1500 Value Index Fund;
17)	JNL/Mellon Capital Consumer Staples Sector Fund change to JNL/Mellon Consumer Staples Sector Fund;
18)	JNL/Mellon Capital Materials Sector Fund change to JNL/Mellon Materials Sector Fund;
19)	JNL/Mellon Capital Industrials Sector Fund change to JNL/Mellon Industrials Sector Fund; and
20)	JNL/Mellon Capital Real Estate Sector Fund change to JNL/Mellon Real Estate Sector Fund.

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Trust has agreed to amend Schedule A of the Plan, effective June 24, 2019, to update the list of funds to add the new funds, to remove the merged fund, and to update the fund names.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated June 24, 2019, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective as of June 24, 2019.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A

Dated June 24, 2019

Fund	Class	Maximum 12b-1 Fee[1]
JNL/American Funds Balanced Fund	Class A Class I	0.30% None
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I	0.30% None
JNL/American Funds Capital Income Builder Fund	Class A Class I	0.30% None
JNL/American Funds Global Bond Fund	Class A Class I	0.30% None
JNL/American Funds Global Small Capitalization Fund	Class A Class I	0.30% None
JNL/American Funds Growth-Income Fund	Class A Class I	0.30% None
JNL/American Funds International Fund	Class A Class I	0.30% None
JNL/American Funds New World Fund	Class A Class I	0.30% None
JNL Aggressive Growth Allocation Fund	Class A Class I	0.30% None
JNL Growth Allocation Fund	Class A Class I	0.30% None
JNL Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL Institutional Alt 25 Fund	Class A Class I	0.30% None
JNL Institutional Alt 50 Fund	Class A Class I	0.30% None
JNL Multi-Manager Alternative Fund	Class A Class I	0.30% None
JNL Multi-Manager International Small Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Mid Cap Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Growth Fund	Class A Class I	0.30% None
JNL Multi-Manager Small Cap Value Fund	Class A Class I	0.30% None
JNL/American Funds Growth Allocation Fund	Class A Class I	0.30% None
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Defensive Style Fund	Class A Class I	0.30% None
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A Class I	0.30% None
JNL/AQR Managed Futures Strategy Fund	Class A Class I	0.30% None
JNL/BlackRock Advantage International Fund	Class A Class I	0.30% None
JNL/BlackRock Global Allocation Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/BlackRock Global Natural Resources Fund	Class A Class I	0.30% None
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I	0.30% None
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I	0.30% None
JNL/Causeway International Value Select Fund	Class A Class I	0.30% None
JNL/ClearBridge Large Cap Growth Fund	Class A Class I	0.30% None
JNL/Crescent High Income Fund	Class A Class I	0.30% None
JNL/DFA Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA Moderate Growth Allocation Fund	Class A Class I	0.30% None
JNL/DFA International Core Equity Fund	Class A Class I	0.30% None
JNL/DFA U.S. Core Equity Fund	Class A Class I	0.30% None
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I	0.30% None
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I	0.30% None
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A Class I	0.30% None
JNL/First State Global Infrastructure Fund	Class A Class I	0.30% None
JNL/FPA + DoubleLine® Flexible Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Growth Allocation Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Income Fund	Class A Class I	0.30% None
JNL/Franklin Templeton International Small Cap Fund	Class A Class I	0.30% None
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I	0.30% None
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I	0.30% None
JNL/GQG Emerging Markets Equity Fund	Class A Class I	0.30% None
JNL/Harris Oakmark Global Equity Fund	Class A Class I	0.30% None
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Invesco China-India Fund	Class A Class I	0.30% None
JNL/Invesco Diversified Dividend Fund;	Class A Class I	0.30% None
JNL/Invesco Global Real Estate Fund	Class A Class I	0.30% None
JNL/Invesco International Growth Fund	Class A Class I	0.30% None
JNL/Invesco Small Cap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan Global Allocation Fund	Class A Class I	0.30% None
JNL/JPMorgan Hedged Equity Fund	Class A Class I	0.30% None
JNL/JPMorgan MidCap Growth Fund	Class A Class I	0.30% None
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I	0.30% None
JNL/Lazard Emerging Markets Fund	Class A Class I	0.30% None
JNL/Loomis Sayles Global Growth Fund	Class A Class I	0.30% None
JNL/Mellon Bond Index Fund	Class A Class I	0.30% None
JNL/Mellon Consumer Staples Sector Fund	Class A Class I	0.30% None
JNL/Mellon Emerging Markets Index Fund	Class A Class I	0.30% None
JNL/Mellon Index 5 Fund	Class A Class I	0.30% None
JNL/Mellon Industrials Sector Fund	Class A Class I	0.30% None
JNL/Mellon International Index Fund	Class A Class I	0.30% None
JNL/Mellon Materials Sector Fund	Class A Class I	0.30% None
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A Class I	0.30% None
JNL/Mellon Real Estate Sector Fund	Class A Class I	0.30% None
JNL/Mellon S&P 400 MidCap Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 500 Index Fund	Class A Class I	0.30% None
JNL S&P 500 Index Fund	Class I	None
JNL/Mellon S&P 1500 Growth Index Fund	Class A Class I	0.30% None
JNL/Mellon S&P 1500 Value Index Fund	Class A Class I	0.30% None
JNL/Mellon Small Cap Index Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Mellon Utilities Sector Fund	Class A Class I	0.30% None
JNL/Morningstar Wide Moat Index Fund	Class A Class I	0.30% None
JNL/MFS Mid Cap Value Fund	Class A Class I	0.30% None
JNL/Neuberger Berman Strategic Income Fund	Class A Class I	0.30% None
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I	0.30% None
JNL/Oppenheimer Global Growth Fund	Class A Class I	0.30% None
JNL/PIMCO Income Fund	Class A Class I	0.30% None
JNL/PIMCO Real Return Fund	Class A Class I	0.30% None
JNL/PPM America Floating Rate Income Fund	Class A Class I	0.30% None
JNL/PPM America High Yield Bond Fund	Class A Class I	0.30% None
JNL/PPM America Mid Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Small Cap Value Fund	Class A Class I	0.30% None
JNL/PPM America Total Return Fund	Class A Class I	0.30% None
JNL/PPM America Value Equity Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Asia Developed Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental Europe Fund	Class A Class I	0.30% None
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A Class I	0.30% None
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A Class I	0.30% None
JNL/Scout Unconstrained Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Established Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Managed Volatility Balanced Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I	0.30% None
JNL/T. Rowe Price Value Fund	Class A Class I	0.30% None
JNL/Westchester Capital Event Driven Fund	Class A Class I	0.30% None
JNL/WMC Balanced Fund	Class A Class I	0.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/WMC Government Money Market Fund	Class A Class I	0.30% None
JNL/WMC Value Fund	Class A Class I	0.30% None
JNL/S&P 4 Fund	Class A Class I	0.30% None
JNL/S&P Competitive Advantage Fund	Class A Class I	0.30% None
JNL/S&P Dividend Income & Growth Fund	Class A Class I	0.30% None
JNL/S&P International 5 Fund	Class A Class I	0.30% None
JNL/S&P Intrinsic Value Fund	Class A Class I	0.30% None
JNL/S&P Managed Aggressive Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Conservative Fund	Class A Class I	0.30% None
JNL/S&P Managed Growth Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Fund	Class A Class I	0.30% None
JNL/S&P Managed Moderate Growth Fund	Class A Class I	0.30% None
JNL/S&P Mid 3 Fund	Class A Class I	0.30% None
JNL/S&P Total Yield Fund	Class A Class I	0.30% None
JNL/Vanguard Capital Growth Fund	Class A Class I	0.30% None
JNL/Vanguard Equity Income Fund	Class A Class I	0.30% None
JNL/Vanguard Global Bond Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard International Fund	Class A Class I	0.30% None
JNL/Vanguard International Stock Market Index Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I	0.30% None
JNL/Vanguard Small Company Growth Fund	Class A Class I	0.30% None
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I	0.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.